SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____ )

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ELCOTEL, INC.
- ------------------------------------------------
(Name of Registrant as specified in its charter)

ELCOTEL, INC.
- ------------------------------------------------
(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities
    to which transaction applies:     ________________________________

(2) Aggregate number of securities
    to which transaction applies:     ________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____________________________

(4) Proposed maximum aggregate value of transaction: _________________________

(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: _____________________________

(2)Form, Schedule or Registration Statement No.: _________________________

(3)Filing Party: _____________________________

(4)Date Filed: _____________________________

                            ELCOTEL, INC.

             6428 Parkland Drive, Sarasota, Florida 34243


                      NOTICE AND PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD 9:00 A.M., OCTOBER 10, 1995

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Elcotel, Inc. (the "Company") will be held on Tuesday, October 10, 1995, at 9:00 a.m., local time, at the Hyatt Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida, for consideration of and action by the holders of the Company's Common Stock upon the following matters:

     1. The election of a Board of seven directors, with each director to serve until the next annual meeting of Shareholders or until the election and qualification of his respective successor;

     2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1996; and

     3. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on August 22, 1995, as the record date for the determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting. The Company's Annual Report to Shareholders for the year ended March 31, 1995, accompanies this Notice and Proxy Statement.

SHAREHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND
RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                                        By Order of the Board of Directors



August 30, 1995                         Ronald M. Tobin, Secretary

                            ELCOTEL, INC.

             6428 Parkland Drive, Sarasota, Florida 34243


                           PROXY STATEMENT

This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately August 30, 1995, to each Shareholder of record of Elcotel, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Tuesday, October 10, 1995, at 9:00 a.m., local time, at the Hyatt Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida, and at any adjournment thereof, for the purposes stated below.

Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of the directors proposed by the Board of Directors; (ii) for the ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1996; and (iii) in their discretion, on such other business as may properly come before the Meeting and matters incident to the conduct of the Meeting.

                   VOTING SECURITIES OF THE COMPANY

Only Shareholders of record at the close of business on August 22, 1995, are entitled to notice of, and to vote at, the Meeting. On that date, the outstanding voting securities of the Company consisted of 7,780,290 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented to the Meeting with no right to vote cumulatively.

The Company's By-laws provide that the presence, in person or by proxy, of a majority of the issued and outstanding shares of the Company entitled to vote at the Meeting will constitute a quorum. Provided that the quorum requirements are met, the nominees for election as directors of the Company at the Meeting who receive the greatest number of votes cast will be elected as directors.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to Shareholders, whereas broker non-votes have no effect on the outcome of voting.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, at August 22, 1995, the number and percentage of shares of Common Stock which, according to information supplied to the Company, are beneficially owned by: (i) each person who is the beneficial owner of more than 5% of the Common Stock; (ii) each of the directors, and named executive officers of the Company individually; and (iii) all current directors and executive officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he has or shares voting power
(which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he could obtain voting or investment power within 60 days of August 22, 1995, such as upon the exercise of options or warrants.

                                           Number of
    Name and Address                         Shares    (1)     Percentage
    ----------------                       ---------   ---     ----------
C. Shelton James. . . . . . . .             1,561,223  (2)         19.8%
6428 Parkland Drive
Sarasota, Florida 34243

Fundamental Management Corporation          1,417,723              18.2%
4000 Hollywood Boulevard
Suite 610N
Hollywood, Florida 33021

Alvaro Quiros . . . . . . . . .               574,077  (3)          7.4%
6428 Parkland Drive
Sarasota, Florida 34243

Thomas R. Wiltse. . . . . . . .               394,000  (4)          5.0%
6428 Parkland Drive
Sarasota, Florida 34243

Tracey L. Gray. . . . . . . . .               148,000  (5)          1.9%
6428 Parkland Drive
Sarasota, Florida 34243

T. Raymond Suplee . . . . . . .                31,300  (6)          0.4%
6428 Parkland Drive
Sarasota, Florida 34243

Thomas E. Patton. . . . . . . .                 7,000  (7)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Dwight Jasmann. . . . . . . . .                 7,890  (8)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Charles H. Moore. . . . . . . .                 8,100  (9)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Ronald M. Tobin . . . . . . . .                67,150  (10)         0.9%
6428 Parkland Drive
Sarasota, Florida 34243

Hugh H. Durden. . . . . . . . .                22,500  (11)         0.3%
6428 Parkland Drive
Sarasota, Florida 34243

All directors and executive officers as
  a  group (13 persons) . . . .             2,889,573  (12)        35.2%

    _______________________________________


(1) Unless otherwise indicated, each shareholder has sole voting and investment power with respect to all listed shares.

(2) Includes 1,417,723 shares held by Fundamental Management Corporation, as to which shares Mr. James disclaims beneficial ownership, and 100,000 shares which may be issued upon exercise of stock options within 60 days.

(3) Includes 2,500 shares which may be issued upon the exercise of stock options within 60 days.

(4) Includes 34,000 shares which may be issued upon the exercise of stock options within 60 days.

(5) Includes 105,000 shares which may be issued upon exercise of stock options within 60 days.

(6) Includes 29,000 shares which may be issued upon the exercise of stock options within 60 days.

(7) Includes 500 shares held jointly with Mr. Patton's wife. Includes 6,000 shares which may be issued upon the exercise of stock options within 60 days.

(8) Includes 5,000 shares which may be issued upon the exercise of stock options within 60 days.

(9) Includes 75 shares held by Mr. Moore's wife and 25 shares held by Mr. Moore's daughter. Includes 7,000 shares which may be issued upon the exercise of stock options within 60 days.

(10) Includes 150 shares held by Mr. Tobin's son. Includes 52,000 shares which may be issued upon the exercise of stock options within 60 days.

(11) Includes 22,500 shares which may be issued upon the exercise of stock options within 60 days.

(12) Includes a total of 1,417,723 shares held by Fundamental Management Corporation and shares held by family members as to which shares the respective officers and directors disclaim beneficial ownership. Also includes 417,333 shares which may be issued upon exercise of stock options within 60 days.

                         ELECTION OF DIRECTORS

In accordance with the Company's By-laws, a Board of seven directors will serve until the next Meeting or until successors to the directors have been elected and have qualified. All directors are elected annually. It is the intention of the persons named in the proxy, unless otherwise directed, to vote all proxies in favor of the election to the Board of Directors for the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.

The Board of Directors has unanimously recommended a slate of nominees for election as directors at the Meeting. The names of the nominees for directors of the Company, their ages and certain other information is set forth as follows:

Name                              Age        Position
- ----------------                  ----       ----------------------

C. Shelton James                   55        Chief Executive Officer and
                                             Chairman of the Board

Tracey L. Gray                     63        President, Chief Operating
                                             Officer and Director

Dwight Jasmann                     59        Director

Charles H. Moore                   66        Director

Thomas E. Patton                   54        Director

T. Raymond Suplee                  48        Director

Thomas R. Wiltse                   71        Director
_____________________________

Mr. James has served as Chief Executive Officer of the Company since May 1991 and has been a director of the Company since December 1990. Mr. James is currently an investor in and business advisor to a number of companies.
While he has devoted a substantial amount of time to the Company since May 1991, he has also served as Executive Vice President of Fundamental Management Corporation, an investment management company, since April 1990, and was appointed President of that company in April 1993. He is a member of the boards of Harris Computer Systems, NAI Technologies, Fundamental Management Corporation, CSPI and SK Technologies, Inc. From 1980 to 1989, Mr. James had been Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division.

Mr. Gray has served as President and Chief Operating Officer of the Company since July 1991 and has been a director of the Company since August 1991.
From June 1986 until joining the Company, Mr. Gray had been a Vice President of the Government Systems Division, Network Systems Division and Federal Systems Division, respectively, of Sprint.

Mr. Jasmann has been a director of the Company since December 1993. Mr. Jasmann has been Vice President of Human Resources for AirTouch Communications in San Francisco, a domestic and international operator of wireless services, since January 1995. From August 1992 to December 1994, Mr. Jasmann acted as an international telecommunications advisor for various U.S. and foreign telecommunications operators including Comsat Corporation and Fax International, Inc. From February 1959 to May 1992, he held various positions with AT&T, most recently as President and Managing Director of AT&T Communications Pacific based in Hong Kong. He previously served on the boards of the Pacific Telecommunications Council in Hawaii, the Information Communication
Institute of Singapore and Philcom, a Philippines telephone company.

Mr. Moore has been a director of the Company since December 1993. Mr. Moore has been Director of Athletics for Cornell University since November 1994. From November 1992 to October 1994 Mr. Moore was Vice Chairman of Advisory Capital Partners, Inc., an investment advisory firm. From July 1988 to October 1992, Mr. Moore served as President and Chief Executive Officer of Ransburg Corporation, a producer of industrial coating systems and equipment, and from August 1991 to October 1992 as Executive Vice President of Illinois Tool Works, Inc., a multinational manufacturer of highly engineered components and systems. Mr. Moore is currently a director of The Turner Corporation and is Chairman of the Audit Committee of the United States Olympic Committee.

Mr. Patton has been a director of the Company since July 1989. Mr. Patton has been a partner in the Washington, D.C. law firm of Tighe, Patton, Tabackman & Babbin, engaged in civil and criminal business litigation, securities law enforcement matters, corporate finance and corporate compliance, since
August 1994. From 1979 until July 1994, Mr. Patton was a partner in the Washington, D.C. law office of Schnader, Harrison, Segal & Lewis, engaged in civil and criminal securities litigation and general business litigation.
Mr. Patton also serves on the board of directors of Infomation Exchange, Inc., a financial services marketing database company.

Mr. Suplee has been a director of the Company since September 1986. Since 1982, Mr. Suplee has been the Senior Partner and President of Suplee & Shea, P.A., a certified public accounting firm located in Sarasota, Florida. Mr. Suplee is currently a director of First of America Bank (Florida) and serves on its audit committee, and is also a director of Plymouth Harbor adult retirement facility.

Mr. Wiltse has been a director of the Company since July 1990. Since 1985 Mr. Wiltse has been active as a private investor. For more than thirty years, until his retirement in 1985, Mr. Wiltse served in a variety of managerial and executive capacities with General Motors Corporation's worldwide foundry operations.

Executive Officers
- ------------------
In addition to those directors listed above who are executive officers of the Company in the positions indicated, the following persons are also executive officers of the Company:

Name                                 Age     Position
- ----------------                     ----    ----------------------

Alvaro R. Quiros                      63     Executive Vice President,
                                             International Marketing

Ronald M. Tobin                       52     Vice President, Finance
                                             Chief Financial Officer,
                                             Secretary and Treasurer

Hugh H. Durden                        47     Vice President, Sales

Frederick O. Hawkes                   49     Vice President, Engineering
                                             and Development

Kenneth W. Noack                      58     Vice President, Operations

John H. Wolaver                       49     Vice President, Strategic
                                             Marketing and
                                             Business Development
_________________________________

Mr. Quiros was a founder of the Company and has served as an executive officer since its inception and as a director from its inception until December 1993. He has served as Executive Vice President of the Company, responsible for international marketing, since June 1991 and had served as President of the Company from its inception in April 1985 until June 1991.

Mr. Tobin has served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since July 1992. Prior to joining the Company he held various financial positions with SmithKline Beecham Corporation in Philadelphia since September 1970, and most recently had been Corporate Controller of SmithKline Beecham Clinical Laboratories in King of Prussia, PA since
February 1982.

Mr. Durden rejoined the Company in June 1991 as Vice President of Sales after having previously served as district sales manager for the Company from March 1987 until August 1989. From August 1989 until rejoining the Company, Mr. Durden founded and served as Chief Executive Officer and President of two privately-held telecommunications companies. From November 1984 until February 1987, Mr. Durden was President of Communications Central, Inc., a privately-held operator of payphones.

Mr. Hawkes rejoined the Company in October 1993 as Vice President of Engineering and Development, having previously served in the same capacity from August 1991 to April 1992. From April 1992 until October 1993, Mr. Hawkes was a consultant to Harris Corporation and from September 1989 until May 1991, he was a director of a product division of Harris.

Mr. Noack has served as Vice President of Operations since January 1993, having joined the Company in July 1992 as Director of Operations. Prior to joining the Company he was with AT&T Paradyne Corporation in Largo, Florida since 1973, and most recently was Vice President and Director of Operations Planning and Materials.

Mr. Wolaver joined the Company in June 1995 as Vice President of Strategic Marketing and Business Development. Prior to joining the Company he was with Sprint in Kansas City since June 1990, having served as Director, Partnership Marketing, Assistant Vice President, Strategic Business Planning & Research, and Director, Strategic Marketing. From June 1983 until June 1990, he held several positions with MCI in Washington, DC, including Director, Corporate Development and Director, Corporate Marketing.

__________________

                  BOARD OF DIRECTORS AND COMMITTEES

The Company's Board of Directors held five meetings during the fiscal year ended March 31, 1995. Each of the then-serving directors attended or participated in at least 75% of the aggregate of all meetings of the Board and all committees of which he was a member during the fiscal year ended March 31, 1995.

The Company has a Compensation and Stock Option Committee, presently composed of Messrs. Moore, Suplee and Wiltse. The Compensation and Stock Option Committee is authorized to administer and grant options pursuant to the Company's 1991 Stock Option Plan. The Compensation and Stock Option Committee held three meetings during the fiscal year ended March 31, 1995, which were attended by all of the then-serving committee members.

The Company has an Audit Committee composed of Messrs. Moore, Patton, Suplee and Wiltse, which recommends the independent public accountants for appointment by the Board of Directors and reviews reports submitted by the accountants. The Audit Committee held two meetings during the fiscal year ended March 31, 1995, which were attended by all of the then-serving Audit Committee members.

The Company has a Nominating Committee composed of Messrs. Moore, Patton, Suplee and Wiltse which recommends a slate of directors for election at the annual meeting of shareholders. The Nominating Committee held no meetings during the fiscal year ended March 31, 1995.

The Company has a Management Committee composed of Messrs. James, Gray, Jasmann and Wiltse which works with management to facilitate the establishment and review of the strategic direction of the Company. The Management Committee held two meetings during the fiscal year ended
March 31, 1995, which were attended by all of the then-serving Management Committee members.

The Company's By-laws provide that Shareholders may make nominations for election to the Company's Board of Directors if such nominations are in writing and delivered to the Secretary of the Company not less than 135 days before the day and month of the previous year's annual meeting. Thus, nominations for election to the Board of Directors at the 1996 Annual Meeting must be delivered to the Secretary by May 28, 1996. The shareholder making the nomination must provide information about the persons nominated that is required to be disclosed in a proxy statement for solicitation of proxies with respect to nominees for election as directors pursuant to the regulations under the Securities Exchange Act of 1934. Only those persons nominated by the Board of Directors and by Shareholders as described above shall be voted upon at the Meeting.

                         EXECUTIVE COMPENSATION

The following table sets forth certain information covering the compensation paid or accrued by the Company during the fiscal years indicated to its Chief Executive Officer and to each of its most highly compensated executive officers whose annual salary and bonus exceeded $100,000 during the fiscal year ended March 31, 1995 ("named executive officers"):

                      SUMMARY COMPENSATION TABLE
                                                         Long Term
                                                        Compensation
                                   Annual Compensation      Awards
                               ------------------------ -----------
              (a)         (b)     (c)     (d)      (e)       (g)     (i)
                                                          Number of
                                                             Secur-    All
                        Fiscal                      Other     ities  Other
                         Year                      Annual    Under-  Compen-
Name and                Ended   Salary   Bonus  Compensation  lying  sation
Principal Position   March 31,    ($)     ($)        ($)  Options(3)   ($)
- -------------------- ---------  ------- ------- ---------  --------- ----------
C. Shelton James          1995  $73,004 $35,450               40,000 $1,555 (4)
Chairman of the Board and 1994   73,613  40,450               20,000  1,151 (4)
Chief Executive Officer   1993   64,924  22,000                    0

Tracey L. Gray            1995  127,461  60,450               40,000  2,738 (4)
President and             1994  125,599  71,450               20,000  2,245 (4)
Chief Operating Officer   1993  109,833  44,000                    0

Hugh H. Durden            1995  201,859   8,100               10,000  3,369 (4)
Vice President            1994  189,661   7,538               10,000  2,144 (4)
                          1993  123,422   1,650                    0

Alvaro R. Quiros          1995  102,295     450               10,000  2,404 (4)
Executive Vice President  1994   84,298     450                    0  1,740 (4)
                          1993   99,410  12,000                    0

Ronald M. Tobin (1)       1995   85,318  14,805               12,000  1,651 (4)
Vice President,           1994   78,466  18,916                8,000  1,383 (4)
Chief Financial Officer   1993   55,961   8,970  $23,447 (2)  45,000
Secretary and Treasurer
______________________

(1)  Mr. Tobin assumed his capacity in July 1992.

(2) Includes $19,422 for reimbursement of relocation expenses to Mr. Tobin during the fiscal year ended March 31, 1993.

(3) Represents options granted under the Company's 1991 Stock Option Plan. No options were granted during the fiscal year ended March 31, 1993, except for Mr. Tobin who received options upon joining the Company. Mr. Quiros was not granted options during the fiscal year ended
     March 31, 1994.

(4) Includes taxable portion of Company paid Group Term Life Insurance and the Company's matching contribution to the 401(k) savings plan. Group Term Life Insurance for Messrs. James, Gray, Durden, Quiros and Tobin, respectively, for Fiscal 1995 is $450, $702, $174, $702 and $288 and for Fiscal 1994 is $288, $702, $174, $702 and $288. 401(k) Savings plan matching contributions for Messrs. James, Gray, Durden, Quiros and Tobin, respectively, for Fiscal 1995 are $1,105, $2,036, $3,195, $1,702 and
     $1,363 and for Fiscal 1994 are $863, $1,543, $1,970, $1,038 and $1,095.

Stock Option Grants
- --------------------
The following table sets forth the number of securities underlying options, the exercise price and the expiration date for stock options granted to the Chief Executive Officer and the named executive officers who received options during the fiscal year ended March 31, 1995.

                             Option Grants in Last Fiscal Year
                             ---------------------------------


                                       Individual Grants

                  ____________________________________________________________
                    (a)                (b)        (c)        (d)        (e)


                                                 % of
                                                 Total
                                                 Options
                                                 Granted to  Exercise
                                       Options   Employees   or Base
                                       Granted   in Fiscal   Price   Expiration
                Name                  (#)  (1)   Year        ($/Sh)  Date
                _______________________________________________________________


                C. Shelton James       40,000         20.0%   $3.50   8/08/99

                Tracey L. Gray         40,000         20.0%   $3.50   8/08/99

                Hugh H. Durden         10,000          5.0%   $3.50   8/08/99

                Alvaro R. Quiros       10,000          5.0%   $3.50   8/08/99

                Ronald M. Tobin        12,000          6.0%   $3.50   8/08/99


(1) Options become exercisable one fourth each year, cumulatively, beginning on August 8, 1995, and expire on August 8, 1999.

Stock Option Exercises and Holdings
- -----------------------------------
The following table sets forth the number of exercisable and unexercisable options as of March 31, 1995 and the value of such options for the Chief Executive Officer and the named executive officers.

            AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                AND FISCAL YEAR END OPTIONS VALUE TABLE

     (a)                 (b)         (c)          (d)            (e)
                                             Number of
                                             Securities       Value of
                                             Underlying       Unexercised
                                             Unexercised      In-the-Money
                                             Options at       Options at
                                             FY-End (#)       FY-End ($)


              Shares Acquired  Value         Exercisable/     Exercisable/
 Name         on Exercise (#)  Realized ($)  Unexercisable    Unexercisable
- -------------------------------------------------------------------------------

C. Shelton James       20,000    $ 58,125    85,000/55,000    $245,638/$ 49,412

Tracey L. Gray            -           -      105,000/55,000   $304,388/$ 49,412

Hugh H. Durden         15,000    $ 42,560    32,500/17,500    $100,944/$ 20,331

Alvaro R. Quiros          -           -      0/10,000         0/$ 4,375

Ronald M. Tobin           -           -      32,000/33,000    $ 99,880/$ 65,828


Directors' Compensation
- -----------------------
Directors who are not employees of the Company receive an annual retainer fee of $5,000 per year plus $1,500 for each Board meeting attended, and $500 for each committee meeting attended. Directors are also reimbursed for expenses in attending Board and Board committee meetings.

During the fiscal year ended March 31, 1995, options were granted to the Company's non-employee directors (Messrs. Jasmann, Moore, Patton, Suplee and Wiltse), pursuant to the Company's Directors' Stock Option Plan, in the amount of 1,000 shares, 3,000 shares, 2,000 shares, 4,000 shares and 6,000 shares, respectively, at $3.9375 per share. These options are fully exercisable on March 31, 1996 and expire on March 31, 2000.

                       RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the Company's present independent public accountants, Deloitte & Touche LLP, for the fiscal year ending March 31, 1996. This appointment will be submitted to the Shareholders for ratification at the Meeting.

The submission of the appointment of Deloitte & Touche LLP for ratification by the Shareholders is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the Shareholders to ascertain their views. If the Shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.


                             OTHER MATTERS

No other matters requiring a vote of the shareholders are expected to come before the Meeting. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                       EXPENSES OF SOLICITATION

The solicitation of proxies being on behalf of the Board of Directors, all expenses in connection therewith will be paid by the Company. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material at the expense of the Company to the beneficial owners of stock held of record by such persons.

                         SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the next annual meeting of Shareholders of the Company must be received by the Company at its executive offices at 6428 Parkland Drive, Sarasota, Florida 34243, on or before
May 2, 1996, to be included in the Company's proxy statement and form of proxy for the 1996 annual meeting.

THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED
MARCH 31, 1995. REQUESTS SHOULD BE DIRECTED TO MR. RONALD M. TOBIN, SECRETARY, ELCOTEL, INC. 6428 PARKLAND DRIVE, SARASOTA, FLORIDA 34243.

                                         By Order of the Board of Directors




                                         Ronald M. Tobin, Secretary

(Front Side of Proxy Card)

                            ELCOTEL, INC.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Tracey L. Gray, C. Shelton James, Dwight Jasmann, Charles H. Moore, Thomas E. Patton, T. Raymond Suplee and Thomas R. Wiltse, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Elcotel, Inc. (the "Company") to be held on Tuesday, October 10, 1995 at 9:00 A.M., local time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

         (To Be Continued And Signed On The Reverse Side)

(Backside of Proxy Card)

[X] Please mark your
    votes as in this
    example

                                        Nominees:
1. Election of   [   ]    [   ]        Tracey L. Gray
                  FOR    WITHHELD      C. Shelton James
                                       Dwight Jasmann
                                       Charles H. Moore
                                       Thomas E. Patton
                                       T. Raymond Suplee
                                       Thomas R. Wiltse

For except vote withheld from the following nominee(s):

___________________________________________________

2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending March 31, 1996.

   [   ]    [   ]      [   ]
    FOR    AGAINST    ABSTAIN

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2. THIS PROXY WILL ASLO BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_____________________________________   DATE_______________

SIGNATURE_____________________________________   DATE_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.